UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 4th Street North, Watkins, Minnesota, USA 55389	55389
(Address of principal executive offices)	(Zip Code)

(800) 638-4570

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

At the annual general meeting of the holders of common shares of International Barrier Technology Inc. held on December 6, 2016, the shareholders voted on the following matters:

1.  Fixing the Number of Directors at Three.  The shareholders approved the number of directors to be fixed at three.

For:

33,944,385

Against:

136,360

Non-votes:

0

2.  Election of Directors.  The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

Michael D. Huddy:

For:

20,564,769

Withheld:

346,480

Non-votes:

13,169,496

David J. Corcoran:

For:

20,564,769

Withheld:

346,480

Non-votes:

13,169,496

Victor A. Yates:

For:

20,564,999

Withheld:

346,250

Non-votes:

13,169,496

3.  Appointment of Auditors.  The shareholders approved the appointment of BDO Canada LLP, Chartered Accountants as independent auditors of the Company for the year ending June 30, 2016.

For:

34,038,875

Withheld:

41,870

Non-votes:

0

4.  Approval of Stock Option Plan.  The shareholders approved the Company’s 2005 stock option plan.

For:

18,566,579

Against:

2,344,670

Non-votes:

13,169,496

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Barrier Technology Inc.
Date	December 8, 2016	(Registrant)
/s/ Melissa McElwee
Melissa McElwee, CFO

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